SUPPLEMENT DATED OCTOBER 17, 2002

TO PROSPECTUS DATED MAY 1, 2002

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MODIFIED SINGLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

(SINGLE LIFE AND SURVIVORSHIP)

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Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

This Supplement amends certain information contained in your Prospectus concerning the Subaccounts that are available under the Policy. Please read it carefully and keep it with your Prospectus for future reference.

The Board of Scudder Variable Series II previously approved an Agreement and Plan of Reorganization (the "Plan") between the Scudder New Europe Portfolio (the "Portfolio") and Scudder International Select Equity Portfolio. The Plan provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Portfolio in exchange for shares of the Scudder International Select Equity Portfolio (the "Merger").

Policy Owners with value allocated to the Subaccount investing in the Portfolio as of August 28, 2002 will provide voting instructions to approve or disapprove the Merger at a Special Meeting of the shareholders of the Portfolio to be held on or about October 29, 2002. If it is approved, the Merger is expected to occur and be effective on or about November 1, 2002 (the "Effective Date"). After the Effective Date, the Subaccount investing in the Portfolio will no longer be an available investment option under the contract described in the May 1, 2002 Scudder DestinationsSM Life Prospectus.

Assuming the Merger is approved, Policy Owners should be aware that all value allocated to the Scudder New Europe Subaccount on the Effective Date will be allocated to the Scudder International Select Equity Subaccount, unless otherwise instructed prior to the Effective Date. After the Effective Date, all Purchase Payments, transfers, withdrawals and other transactions under our automatic transaction programs such as dollar cost averaging, account rebalancing and systematic withdrawals that previously involved the Scudder New Europe Subaccount will be processed through the Scudder International Select Equity Subaccount, unless we receive new instructions from you.

More information about the Scudder International Select Equity Portfolio can be found in the prospectus for the Scudder Variable Series II Fund. If you have not retained your copy, you may obtain an additional prospectus by writing or calling Kemper Investors Life Insurance Company at the address or telephone number set out below.

Kemper Investors Life Insurance Company

1600 McConnor Parkway,

Schaumburg, IL 60196-6801

(847) 874-4000